Exhibit 10.189

AMENDMENT NUMBER 1 TO

Professional Capitation Medical Group/IPA Services Agreement

This Amendment Number 1 to Professional Capitation Medical Group/IPA Services Agreement (the “Amendment”) is entered into effective as of January 1, 2002 by and between PACIFICARE OF CALIFORNIA, a California corporation (“PacifiCare”), and Gateway Physicians Medical Associates, Inc. (“Medical Group”), with respect to the following facts:

The parties have previously entered into that certain Professional Capitation Medical Group/IPA Services Agreement dated January 1, 2001 (the “Agreement”).

Definitions utilized in this Amendment shall have the same meaning set forth in the Agreement. Except as specifically amended by this Amendment, the Agreement shall continue in full force and effect.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

1.                                       Section 1.15, Insolvent, is hereby amended in its entirety, to read as follows:

1.15                           Insolvent or the condition of Insolvency means that Medical Group or any management company providing material management services to Medical Group (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) fails to maintain the financial reserves specifically required either by this Agreement or State and Federal Law or otherwise agreed to in writing by the parties; (iii) voluntarily ceases to conduct its business in the ordinary course; (iv) commences any Insolvency proceeding with respect to itself; (v) takes any action to effectuate or authorize an Insolvency proceeding; (vi) lacks the financial resources to fulfill Medical Group’s obligations pursuant to this Agreement.  No Insolvency shall be deemed to exist if such conditions are solely the result of PacifiCare’s failure to pay Medical Group amounts that are currently due and payable by PacifiCare after consideration of PacifiCare’s withhold, recoupment, offset and other rights pursuant to this Agreement.

2                                          Section 2.6, Medical Records, is hereby amended in its entirety, to read as follows:

2.6                                 Medical Records. Medical Group and its Participating Providers shall maintain all patient medical records relating to Covered Services provided to Members, in such form and containing such information as required by the QI Program, Accreditation Organizations and State and

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

Federal Law.  Medical records shall be maintained in a manner that is current, detailed, organized and permits effective patient care and quality review by Medical Group and PacifiCare pursuant to the QI Program. Medical records shall be maintained in a form and physical location which is accessible to Medical Group’s Participating Providers, PacifiCare, Government Agencies and Accreditation Organizations. Upon request and within the time frame requested, Medical Group and its Participating Providers shall provide to PacifiCare copies of Member medical records for purposes of conducting quality assurance, case management and utilization reviews, credentialing and peer review, claims processing, verification and payment, resolving Member grievances and appeals and other activities reasonably necessary for the proper administration of the Managed Care Plans consistent with State and Federal Law, If Medical Group or its Participating Providers do not provide copies of Member medical records to PacifiCare within the time frame requested, Medical Group and its Participating Providers shall allow PacifiCare immediate access to such medical records for onsite copying. Medical Group will be responsible for the cost of copying each request for medical records which is thirty (30) pages or less. PacifiCare shall be responsible for the cost of copying each request for medical records which is greater than thirty (30) pages. Medical Group and its Participating Providers shall maintain the confidentiality of all Member medical records and treatment information in accordance with State and Federal Law. Medical records shall be retained by Medical Group and its Participating Providers for at least six (6) years following the provision of Covered Services and as required by State and Federal Law. The provisions of this Section shall survive termination of this Agreement for the period of time required by State and Federal Law.

3                                          Section 2.8.2, Security Reserve, is hereby amended in its entirely to read as follows:

2.8.2                        Security Reserve/Letter of Credit.

(a)                                  As a material condition to PacifiCare’s obligations pursuant to this Agreement, Medical Group shall, upon the occurrence of a Triggering Event as defined below, obtain for the benefit of PacifiCare a Letter of Credit to secure Medical Group’s performance under this Agreement (“Letter of Credit”).

(b)                                 The initial amount of the Letter of Credit shall be in the minimum amount of Four Hundred and Twenty Thousand Dollars ($420,000), which amount shall be adjusted by increasing the face amount of the Letter of Credit (an “Adjusted Letter of Credit”) as determined by throughout the term of this Agreement (but not more often than quarterly) to equal the required percentage of Medical Group’s aggregate, monthly Capitation Payments for the three calendar months preceding the date of the applicable adjustment multiplied by *** (the “Letter of Credit Funding Amount”). PacifiCare shall provide Medical Group with thirty (30) days written notice of any requirement to establish or adjust the Letter of Credit Funding Amount. Should PacifiCare modify the method of calculating the “Letter of Credit Funding Amount”, PacifiCare shall provide Medical Group with a thirty (30) day written notice of such modification.  As used in the balance of this Section, “Letter of Credit” shall refer to any initial Letter of Credit and any subsequent Adjusted Letter of Credit.

(c)                                  Within 30 days of the Triggering Event, as defined in this subsection, Medical Group and PacifiCare shall meet and confer to determine if there are alternatives including but not limited to establishing a Letter of Credit and the amount of such Letter of Credit. A Triggering Event, for purposes of this Section shall mean any of the following: (a) Medical Group’s failure to comply with its reporting obligations under Title 28, Section 1300.75.4.2 (the “Financial Solvency Regulations”), or (b) Medical Group’s failure to provide a copy of the required report to PacifiCare at the time it is submitted to the Department of Managed Health Care; or (c) Medical Group’s failure to maintain a positive level of working capital, calculated in a manner consistent with generally accepted accounting principles as contemplated by the Financial Solvency Board.

(d)                                 All the terms and conditions of the Letter of Credit shall be subject to PacifiCare’s prior written approval. Medical Group shall be responsible for any cost, expense, or administrative fee in connection with the establishment and maintenance of the Letter of Credit. Without limiting the foregoing, the Letter of Credit shall provide that PacifiCare may draw on the Letter of Credit by certifying to the issuer of the Letter of Credit (the “Issuer”) that (1) Medical Group is in default under this Agreement, and has failed to cure such default following thirty (30) days written notice from PacifiCare; or (2) Medical Group is Insolvent; or (3) PacifiCare has not received notice from the Issuer of the Letter of Credit that the Letter of Credit is being renewed for the period required by this Agreement.

(e)                                  The Letter of Credit, when required to be in place as provided above, shall remain in full force and effect throughout the entire Term of this Agreement and until Medical Group satisfies all its financial obligations under this Agreement (“the Letter of Credit Term”). The Letter of Credit shall be for a minimum of a six (6) month term.  PacifiCare acknowledges and agrees that the Letter of Credit may not be issued at any one time that would be for the entire Letter of Credit

Term on the condition that Medical Group agree to the following. Should the Issuer fail to provide notice to PacifiCare at least thirty (30) days prior to the expiration of the Letter of Credit that the Issuer will be renewing the Letter of Credit for at least a six (6) month period or should Medical Group otherwise fail to obtain a replacement Letter of Credit for the Letter of Credit Term from an issuer acceptable to PacifiCare by a date fourteen (14) days prior to the expiration date of the Letter of Credit, such failure shall constitute a material breach of this Agreement and PacifiCare shall be entitled to draw the entire amount of the Letter o Credit and hold such funds as a security deposit to pay Medical Group’s obligations under this Agreement. The proceeds of the Letter of Credit (the “Security Deposit”) shall be the property of PacifiCare. PacifiCare shall use the Security Deposit solely to pay Medical Group’s obligations under the Agreement, PacifiCare shall pay Medical Group the amount of any unused portion of the Security Deposit after all of Medical Group’s financial obligations have been satisfied and this Agreement has been terminated.

(f)                                    Upon the occurrence of a Triggering Event, until such time as Medical Group establishes the Letter of Credit required by this Section, PacifiCare shall begin deducting one (1) percent of Medical Group’s monthly Capitation Payment for the purpose of establishing a security deport (also a “Security Deposit” hereunder) equal to the Letter of Credit Funding Amount. The Security Deposit shall be the property of PacifiCare. PacifiCare shall pay Medical Group the Security Deposit upon the earlier of (i) PacifiCare’s receipt of the fully-funded Letter of Credit, or (ii) all of Medical Group’s financial obligations have been satisfied and this Agreement has been terminated.

4.                                       Section 2.13, Subsection (iii), PacifiCare Rights in the Event of Insolvency of Medical Group is hereby deleted.

5.                                       Section 5.4.1, Incentive Program Withhold, is hereby amended in its entirety to be read as follows:

5.4.1                        Incentive Program Withhold. PacifiCare shall establish a withhold from Medical Group’s monthly Capitation Payment for the purposes of offsetting potential deficits for the CHIP and SHIP programs defined in Attachment A and C of this Amendment.

The monthly incentive withhold shall be One Dollar ($1.00) per Member per Month for the PacifiCare Commercial Health Plan and Six Dollars ($6.00) per Member per Month for the Secure Horizons Health Plan.

6.                                       Section 5.4.2, Incentive Program Settlements, shall be amended in its entirety to read as follows:

5.4.2                        Incentive Program Settlements. PacifiCare shall conduct combined settlements for all of the incentive programs for Managed Care Plans applicable to Medical Group. Surpluses and deficits under each of the incentive programs shall be aggregated and offset against one another.  PacifiCare will conduct an estimated calculation after six (6) months (the “Interim Calculation”) and a final calculation annually (the “Final Calculation”) based on the calendar year.  Payments under the combined incentive programs will be due from the owing party within thirty (30) days following the end of the six (9) months for the Interim Calculation and within one hundred and eighty (180) days following the end of the calendar year for the Final Calculation. For the Interim Calculation, the payment due will be limited to seventy-five percent (75%) of the calculated amount due to account for incurred but not received claims. To the extent a Medical Group deficit has been earned forward from a prior settlement period, thus deficit shall be offset against amounts due to Medical Group hereunder.  Medical Group shall have thirty (30) days from the date of written notice to audit and submit any revisions to the incentive program settlement to PacifiCare. Any submitted revisions must be approved by PacifiCare and such approval shall not be unreasonably withheld.  PacifiCare shall then have thirty (30) days to make any necessary adjustment to the calculation and return the itemized calculation to Medical Group. Such calculation shall be considered the final calculation unless Medical Group and PacifiCare agree to extend the calculation process. Any amounts owing shall be paid to the appropriate party within thirty (30) days of the release of the final itemized calculation. In the event that claims for providers were incurred during the calendar year in question but were not paid until after the final calculation, such costs shall be carried forward and applied to the subsequent calendar year’s incentive program as an expense for that calendar year.

7.                                       Section 5.7, Cost of Care is hereby amended in its entirety to read as follows:

5.7                                 Cost of Care. Certain provisions of this Agreement require that Medical Group provide or arrange health care services which are not covered by Capitation Payments at Cost of Care and certain provisions of this Agreement require than Covered Services be valued at Cost of Care.  For purposes of this Agreement, “Cost of Care” shall be calculated using the lesser of billed charges, Medical Group’s cost for the services, or in accordance with the PacifiCare Fee Schedule. The PacifiCare Fee Schedule shall be based upon the following; (i) for professional services that are included under the Medicare RBRVS Fee Schedule, reimbursement shall be one hundred and ten percent of

Medicare’s geographically adjusted fee schedule according to the Medicare payment locality the provider resides in; (ii) for all other health care services (other than inpatient and outpatient Hospital Services) that are not included in the RBRVS but included in a Medicare Fee Schedule, reimbursement shall be one hundred and ten percent (110%) of the Medicare rate for the current period as released by HCFA by December of the preceding year; (iii) for inpatient and outpatient Hospital Services, the Cost of Care shall be the actual amounts paid by PacifiCare; (iv) for any other Covered Services that do not fall within any of the above specific categories (other than inpatient and outpatient Hospital Services), reimbursement shall be the lesser of fifty percent (50%) of billed charges or amount determined under PacifiCare’s Fee Schedule.

8.                                       Section 5.11, Recoupment Rights is hereby amended in its entirety to read as follows:

5.11                           Recoupment Rights. Except as may otherwise be specifically provided in this Agreement, PacifiCare shall have the right to immediately recoup any and all amounts owed by Medical Group to PacifiCare against amounts, including Capitation Payments, owed by PacifiCare to Medical Group. Before exercising such right, PacifiCare shall provide Medical Group with at least thirty (30) days’ prior written notice specifying the amount to be recouped, and if PacifiCare receives payment of such amount from Medical Group or notification from Medical Group that Medical Group disputes the amount owed, prior to the expiration of such thirty (30) day period, such amount shall not be recouped. Upon receipt of notice that Medical Group disputes amount owed, PacifiCare and Medical Group shall work to resolve the dispute within thirty (30) days. If the disputed is not resolved within thirty (30) days the dispute will be resolved through the dispute resolution process as set forth in section x.x of this Agreement. This right shall include, without limitation, PacifiCare’s right to recoup the following amounts owed to PacifiCare by Medical Group:  (i) amounts owed by Medical Group under the incentive programs described in this Agreement and in the Product Attachments; (ii) amounts owed by Medical Group due to overpayments or payments made in error by PacifiCare; (iii) amounts owed by Medical Group as a result of claims for Medical Group Services that PacifiCare may pay on behalf of Medical Group; (iv) amounts owed by Medical Group for Covered Services provided outside the Medical Group Service Area; (v) amounts owed by Medical Group as a result of the outcome of the Member appeals and grievance procedure; (vi) amounts owed by Medical Group in connection with any other prior or existing agreement between Medical Group and PacifiCare or any PacifiCare Affiliate. As a material condition to PacifiCare’s obligations under this Agreement, Medical Group agrees that all recoupment and any offset rights pursuant to this Agreement shall be deemed to be and to constitute rights of recoupment authorized in State or Federal law or in equity to the maximum extent possible under law or in equity and that such rights shall not be subject to any requirement of prior or other approval from any court or other government authority that may now or hereafter have jurisdiction over Medical Group.

9.                                       Section 6.2.1, Cause for Termination of Agreement by Medical Group is hereby amended in its entirety to read as follows:

6.2.1                        Cause for Termination of Agreement by Medical Group. The following shall constitute cause for termination of this Agreement by Medical Group:

(i)                                     Non-Payment. Failure by PacifiCare to pay Capitation Payments due Medical Group hereunder within thirty (30) day’s of the Capitation Payment due date or failure by PacifiCare to make any other payments due Medical Group hereunder within thirty (30) days of any such payment’s due date.

(ii)                                  Breach of Material Term and Failure to Cure. PacifiCare’s breach of any material term, covenant, or condition and subsequent failure to cure such breach as provided below.

10.                                 Section 7.5.2, Arbitration, is hereby amended in its entirety to read as follows:

7.5.2                        Arbitration. Any controversy, dispute or claim arising out of the interpretation, performance or breach of this Agreement which is not resolved pursuant to the Provider Dispute Resolution Procedure specified above shall be resolved by binding arbitration at the request of either party, in accordance with the Commercial Rules of the American Arbitration Association. Such arbitration shall occur in Orange County, CA, unless the parties mutually agree to have such proceeding in some other locale. The arbitrators shall apply California] substantive law and Federal substantive law where State law is preempted. Civil discovery for use in such arbitration may be conducted in accordance with the provisions of California law, and the arbitrator(s) selected shall have the power to enforce the rights, remedies, duties, liabilities and obligations of discovery by the imposition of the same terms, conditions and penalties as can be imposed in like circumstances in a civil action by a court of competent jurisdiction of the State of California. The provisions of California law concerning the right to discovery and the use of depositions in arbitration are incorporated herein by reference and made applicable to this Agreement.

The arbitrators shall have the power to grant all legal and equitable remedies and award compensatory damages provided by California law, except that punitive damages shall not be awarded. The arbitrators shall prepare in writing and provide to the parties an award including factual findings and the legal reasons on which the award is based. The arbitrators shall not have the power to commit errors of law or legal reasoning.

Notwithstanding the above, in the event either Medical Group or PacifiCare wishes to obtain injunctive relief or a temporary restraining order, such party may initiate an action for such relief in a court of general jurisdiction in the State of California. The decision of the court with respect to the requested injunctive relief or temporary restraining order shall be subject to appeal only as allowed under California law. However, the courts shall not have the authority to review or grant any request or demand for damages.

10.                                 Section 7.5.3, Payment Disputes Between Hospital and Medical Group, is hereby added, to read as follows:

7.5.3                        Payment Disputes Between Hospital and Medical Group. In the event of a dispute between Hospital and Medical Group concerning amounts due or owing under the Hospital Incentive Program, Hospital or Medical Group may submit a written complaint to PacifiCare. The complaint shall describe the disputed claim and the basis for the amounts claimed. PacifiCare shall investigate the complaint and make a written determination of whether or not the claim is valid and should be paid. Medical Group and Hospital shall cooperate with PacifiCare’s investigation by providing in a timely manner all information reasonably requested by PacifiCare. If PacifiCare determines that Medical Group owes any amount to Hospital or that Hospital owes any amount to Medical Group, the owing party shall make the appropriate payment within thirty (30) days of PacifiCare’s written determination. If the owing party fails to pay the amount due within this thirty (30) day period, PacifiCare may deduct the amount owed from the owing party’s next monthly capitation payment. This amount will temporarily be placed in an account (the “Claims Dispute Account”) which shall be established by PacifiCare. If Medical Group or Hospital wish to contest PacifiCare’s determination, either may do so by initiating an action for binding arbitration and notifying PacifiCare of such initiation within thirty (30) days of PacifiCare’s written determination. If Medical Group or Hospital fails to request arbitration within thirty (30) days or if the arbitration affirms PacifiCare’s decision, PacifiCare shall release from the Claims Dispute Account the amount owing to the appropriate party as initially determined by PacifiCare. If the arbitration results in a decision that no money or a lesser amount than was determined by PacifiCare is owing to either Hospital or Medical Group, PacifiCare shall release to Medical Group and or Hospital the amounts owing each party as determined by the arbitration.

11.                                 Section 7.7, Assignment, is hereby amended in its entirety to read as follows:

7.7                                 Assignment. This Agreement and the rights, interests and benefits hereunder shall not be assigned, transferred or pledged in any way by Medical Group or PacifiCare and shall not be subject to execution, attachment or similar process. However, PacifiCare may assign this agreements and its rights, interests and benefits hereunder to any entity which is a PacifiCare Affiliate.  For purposes of this Agreement. PacifiCare Affiliate shall mean those companies included in the consolidated financial statements of PacifiCare Health Systems. PacifiCare shall provide Medical Group with a list of PacifiCare Affiliates upon Medical Group’s request.

12.                                 Section 8.3.2, Obligations if PacifiCare Ceases Operating or Termination of Agreement for Nonpayment, is hereby amended in its entirety to read as follows:

8.3.2                        Obligations if PacifiCare Ceases Operating or Termination of Agreement for Nonpayment. Notwithstanding any other provisions of this Agreement, Medical Group agrees that in the event PacifiCare ceases operations for any reason, including insolvency, Medical Group and its Participating Providers shall provide or arrange Covered Services and shall not bill, charge, collect or receive any form of payment from any Member for Covered Services provided after PacifiCare ceases operations. Such obligation shall be for a period for which Premium has been paid, but shall not exceed a period of thirty (3) calendar days, except for those Members who are hospitalized on an inpatient basis as provided below.

In the event PacifiCare ceases operations or Medical Group terminates this Agreement on the basis of PacifiCare’s failure to make timely Capitation Payments, Medical Group and its Participating Providers shall continue to provide or arrange for Covered Services to those Members who are hospitalized on an inpatient basis at the time PacifiCare ceases operations or Medical Group terminates this Agreement until such Members are discharged from an acute care hospital.

13.                                 Product Attachment A, Commercial, is hereby amended in its entirety. See attached Product Attachment A

14.                                 Product Attachment B, PacifiCare Commercial Point-of-Service Plan is hereby amendment in its entirety. See attached Product Attachment B.

15.                                 Product Attachment C, Secure Horizons Health Plan is hereby amended in its entirety. See attached Product Attachment C.

IN WITNESS WHEREOF, the undersigned parties hereby agree to this Amendment as of the date first set forth above.

PACIFICARE OF CALIFORNIA A California corporation

By:	/s/ Brian Jeffrey
Name:	Brian Jeffrey
Title:	Vice President, Network Management
2/26/2002

Gateway Physicians Medical Associates A California professional corporation

By:	/s/ Mike Olson
Name:	Mike Olson
Title:	Contracting/Provider Network Development Director
February 26, 2002

PRODUCT ATTACHMENT A

PACIFICARE COMMERCIAL HEALTH PLAN

This Product Attachment A, along with the Base Agreement, sets forth the specific terms and conditions which are applicable to the PacifiCare Commercial Health Plan, as defined below.

ARTICLE 1
DEFINITIONS

The following terms shall have the meaning attributed below for purposes of the PacifiCare Commercial Health Plan, as described in this Product Attachment A. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Base Agreement.

1.1                                 OPM Agreement is the agreement between PacifiCare and the Federal Office of Personnel Management for the provision of Covered Services to persons enrolled in the PacifiCare Commercial Plan through their participation in the health benefits programs for federal employees and their dependents.

1.2                                 PacifiCare Commercial Plan is any and all of the various Managed Care Plans sold by PacifiCare to individuals (excluding individuals eligible for the PacifiCare Medicaid Plan and the Secure Horizons Health Plan) and employer groups, associations with employer group participation and unions which purchase benefits for their employees and their dependents.

1.3                                 Commercial Plan Members are Medical Group Members enrolled in the PacifiCare Commercial Plan.

1.4                                 Supplemental Benefits are benefits offered under the PacifiCare Commercial Plan which require separate premium, in addition to the Commercial Plan Premium, as consideration for the additional benefits.

ARTICLE 2
DUTIES OF MEDICAL GROUP

2.1                                 Provision of Covered Services.  Medical Group and its Participating Providers shall provide Covered Services to Commercial Plan Members pursuant to the terms of the Base Agreement and this Product Attachment A.

2.2                                 Compliance with OPM Agreement.  Medical Group shall comply with all requirements in the OPM Agreement which are applicable to Medical Group as a subcontractor of PacifiCare as a result of this Agreement. Without limiting the foregoing, Medical Group shall ensure that all provisions of the OPM Agreement which are applicable to Medical Group’s Participating Providers are included in

Medical Group’s subcontracts with its Participating Providers. A copy of the OPM Agreement shall be provided to Medical Group concurrent with the execution of this Agreement.

2.3                                 Compliance with Subscriber Agreements for PacifiCare Commercial Plan.  Medical Group and its Participating Providers shall comply with all requirements in Subscriber Agreements for the PacifiCare Commercial Plan which are applicable to Medical Group PacifiCare shall make good faith efforts to notify Medical Group of any such requirements that are not otherwise reflected in this Agreement.

ARTICLE 3
COMPENSATION

3.1                                 Age/Gender/Benefit Adjusted Commercial Capitation. Capitation Payments for Commercial Plan Members shall be made based upon a per Member per month base capitation rate (“Base Capitation Rate”) adjusted to reflect the Medical Group Members’ age, gender, and benefit plan participation.

For Medical Group Members who have selected Gateway – Placentia Linda, as their primary Medical Group Facility, the Base Capitation Rate shall be *** per Commercial Plan Member per month.

For Medical Group Members who have selected Gateway – United Western Medical Center as their primary Medical Group Facility, the Base Capitation Rate shall be *** per Commercial Plan Member per month.

Effective January 1, 2002, *** per Member per Month will be carved-out of the Medical Group Capitation for outpatient mental health crisis benefit. This amount shall be carved out to PacifiCare Behavioral Health for the financial and medical management responsibility for this benefit.

Age/gender adjustment factors are actuarially determined and are listed below. Benefit adjustment factors are actuarially determined and may take into consideration variations in benefit plan types, copay and coinsurance levels. PacifiCare may change its benefit adjustment factors as needed to support the differing plan types that it offers. On an annual basis, PacifiCare may modify the benefit adjustment factors based on actuarially determined changes. The average capitation rate will vary during subsequent months as a result of changes in the age, gender, and benefit plan participation of the Medical Group’s Members for the applicable month. The total monthly Capitation Payment shall also be adjusted in the manner set forth in Article 5 of the Base Agreement.

The following are PacifiCare’s age/gender adjustment factors:

Child 0	1.9939
Child 1	1.2664
Child 2 – 9	0.4730
Child 10 – 17	0.4375
Female 18 – 19	0.7395
Female 20 – 24	1.4564
Female 25 – 29	1.6593
Female 30 – 34	1.4785
Female 35 – 39	1.2495
Female 40 – 44	1.3095
Female 45 – 49	1.2221
Female 50 – 54	1.5869
Female 55 – 59	1.7404
Female 60 – 64	2.0135
Female 65 plus	2.0630
Male 18 – 19	0.3554
Male 20 – 24	0.4774
Male 25 – 29	0.5702
Male 30 – 34	0.6033
Male 35 – 39	0.7038
Male 40 – 44	0.7700
Male 45 – 49	0.8742
Male 50 – 54	1.3235
Male 55 – 59	1.7024
Male 60 – 64	2.2284
Male 65 plus	2.3563

3.1.1                        Adjustment for ISL Premium.  In calculating Capitation Payments due to Medical Group, PacifiCare shall deduct the ISL Premium amount set forth herein from the amounts otherwise due to Medical Group, unless PacifiCare has approved of Medical Group’s opting out of PacifiCare’s ISL Program.

3.1.2                        Adjustment for Experience-Rated Managed Care Plans.  Capitation Payments for Experience Rated Plans shall be calculated utilizing the following definitions and methodology:

(i)                                     An “Experience-Rated Plan” is a non-federally-qualified plan in which the Subscriber Group’s premium is partially deferred or adjusted to reflect the actual medical costs incurred by Commercial Plan Members.

(ii)                                  The “Net Actuarial Experience Rate” shall mean a rate calculated by the same method used to determine premium for federally-qualified plans, except that trended claims and utilization data may be considered to determine expected medical costs and PacifiCare’s administrative retention may be adjusted to reflect actuarial risk taken by the Subscriber Group instead of PacifiCare.

(iii)                               For Experience-Rated Plans, Capitation Payments shall be calculated as a percent of the Net Actuarial Experience Rate rather than based on a percent of the Commercial Plan Premium. The Net Actuarial Experience Rate, like the Commercial Plan Premium, shall exclude broker and agent commissions, premium taxes and premiums for Supplemental Benefits.

3.2                                 ISL. Program.                         The ISL Deductible, ISL Premium and ISL Coinsurance for the Commercial Plan shall initially be:

(i)                                     ISL Deductible shall be Zero Dollars ($0) per Commercial Plan Member per calendar year.

(ii)                                  ISL Premium shall be Zero Dollars and Zero Cents ($0.00) per Commercial Plan Member per month.

(iii)                               ISL Coinsurance shall be zero percent (0%) of Cost of Care in excess of the ISL Deductible.

If PacifiCare has approved of Medical Group’s opt out of the ISL Program, the above amounts and percentages will reflect “zero.”  In such event, Medical Group shall be required to obtain ISL coverage from a third-party insurance carrier in accordance with Section 5.6.5 of the Base Agreement.

3.3                                 Commercial Hospital Incentive Program.  PacifiCare shall establish and administer an annual Commercial Hospital Incentive Program for the PacifiCare Commercial Plan (the “CHIP”). The CHIP is designed to provide an incentive for the efficient and effective use of Hospital Services, and shall be calculated utilizing the terms defined below. All calculations for the CHIP shall be based upon Commercial Plan Members, excluding Commercial POS Plan Members.

3.3.1                        Reinsurance Program.  Claims under the Reinsurance Program shall be valued at the Cost of Care as defined in this Agreement. The Reinsurance Deductible, Reinsurance Premium and Reinsurance Coinsurance for the Commercial Plan shall initially be:

(i)                                     Reinsurance Deductible shall be [WORD] ($         ) per Commercial Plan Member per calendar year.

(ii)                                  Reinsurance Premium shall be [WORD] percent (        %) of Commercial Plan Premium.

(iii)                               Reinsurance Coinsurance shall be fifty percent (50%) of the Cost of Care for amounts in excess of the Reinsurance Deductible but less than two hundred fifty thousand dollars ($250,000) and twenty percent (20%) of the Cost of Care for amounts in excess of two hundred fifty thousand dollars ($250,000)

3.3.2                        CHIP Budget.  The CHIP Budget for Commercial Plan Members shall *** per Member per month, excluding Commercial POS Plan Members, less PacifiCare Commercial Plan Reinsurance Premium, if any, and is subject to the adjustments set forth in Article 5 of the Base Agreement and the adjustments further specified below.

3.3.3                        CHIP Expense.  CHIP Expense shall be equal to the sum of the following:

(i)                                     Inpatient costs for Hospital Services rendered to Commercial Plan Members, excluding Commercial POS Plan Members, by Participating Providers, valued at the actual costs incurred by PacifiCare; Plus,

(ii)                                  Other Hospital Services rendered to Commercial Plan Members, excluding Commercial POS Plan Members, by Participating Providers other than inpatient services, valued at actual costs incurred by PacifiCare; plus.

(iii)                               The actual amount paid for Hospital Services which are rendered by non-Participating Providers; minus,

(iv)                              Amounts paid by PacifiCare under the Reinsurance Program, if any; minus

(v)                                 Any and all amounts received from third parties for Hospital Services provided to Commercial Plan Members, excluding Commercial POS Plan Members, through coordination of benefits, work-related accidents or injuries, stop-loss and reinsurance payments and Member Copayments.

3.3.4                        CHIP Surplus.  In the event the CHIP Expense is less than the CHIP Budget, the surplus shall be allocated as follows:

*** to Medical Group

*** to PacifiCare

3.3.5                        CHIP Deficit.  In the event the CHIP Expense is greater than the CHIP Budget, the deficit shall be allocated as follows:

*** to Medical Group

*** to PacifiCare

Medical Group’s responsibility for the CHIP Deficit shall be limited to Two Dollars ($2.00) per Member per Month

3.3.6                        Settlements and Reconciliation.  Interim settlements and the final settlement and reconciliation of the CHIP shall be performed by PacifiCare as provided in Article 5 of the Base Agreement.

3.4                                 Commercial Plan Pharmacy Upside Sharing Program.  PacifiCare shall establish and administer an annual Pharmacy Upside Sharing Program for the PacifiCare Commercial Plan (the “CPUP”). The CPUP is designed to provide an incentive for the efficient and effective use of Outpatient Pharmacy Supplemental Benefits for Commercial Plan Members. The CPUP shall be established and calculated as follows:

3.4.1                        The CPUP will be settled on a quarterly basis beginning with the second quarter of 2002. A cumulative second quarter interim payout, minus IBNR adjustment, will be made, in addition to the final, cumulative year-end settlement distribution.

3.4.2                        The CPUP payout to Medical Group will be based upon the following formula:

(Threshold – Actual Performance) * 50%

3.4.3                        There will be no downside risk should actual performance exceed the Threshold.

3.4.4                        The Threshold for the CPUP shall be Sixteen Dollars and Eighty Six Cents ($16.86).  The Threshold is calculated using several factors, including trended 2001 actual performance for the Medical Group, inflationary trends, and benefit adjustments.

3.4.5                        The Medical Group will continue its pharmacy management programs. The PacifiCare pharmacist will continue to work with Medical Group to identify opportunities for performance improvement. Medical Group will work cooperatively with the PacifiCare pharmacist and participate in PacifiCare’s pharmacy management initiatives, as applicable.

3.4.6                        The Commercial Pharmacy Upside Program will be adjusted annually to reflect changes, including pharmacy expenses, pharmacy inflation, pharmacy benefit plans, and drug management programs.

3.4.7                        This administrative details of administering the Commercial Pharmacy Upside Sharing Program are subjective to change.

IN WITNESS WHEREOF, the parties hereto have executed this Product Attachment A.

PACIFICARE OF CALIFORNIA

By:	/s/ Brian Jeffrey
Brian Jeffrey
Title:	Vice President, Network Mgmt
Date:	2/26/2002

Gateway Physicians Medical Associates

By:	/s/ Mike Olson
Mike Olson
Title:	Contracting Network Development Director
Date:	February 26, 2002

PRODUCT ATTACHMENT B
PACIFICARE COMMERCIAL POINT-OF-SERVICE PLAN

This Product Attachment B, along with Product Attachment A and the Base Agreement, sets forth the terms and conditions which are applicable to the PacifiCare Commercial Point-of-Service Plan, as defined below.

ARTICLE 1
DEFINITIONS

The following terms shall have the meaning attributed below for purposes of the PacifiCare Commercial Point-of-Service Plan, as described in this Product Attachment B. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Base Agreement.

1.1                                 Commercial Plan Premium is the premium received by PacifiCare each month for PacifiCare Commercial Plan Members, excluding amounts to pay broker and agent commissions compensation, Premium taxes and premiums for Supplemental Benefits.

1.2                                 In-Network Services are Covered Services received by Commercial POS Plan Members which are (a) provided or arranged by Medical Group pursuant to the PacifiCare Commercial Plan; (b) received from a non-contracting Provider following an authorization from Medical Group; (c) Emergency Services; and (d) Urgently Needed Services.

1.3                                 In-Network Hospital Services are Hospital Services received by Commercial POS Plan Members which are (a) provided or arranged by Medical Group pursuant to the PacifiCare Commercial Plan; (b) received from a non-contracting Provider following an authorization from Medical Group; (c) Emergency Services; and (d) Urgently Needed Services.

1.4                                 Out-of-Network Services are Covered Services, excluding Emergency Services and Urgently Needed Services, which are received by Commercial POS Plan Members without the prior authorization of Medical Group.

1.5                                 PacifiCare Commercial Point-of-Service (“POS”) Plan is any PacifiCare Commercial Plan, as defined in Product Attachment A, under which Members are entitled to coverage for both In-Network Services and Out-of-Network Services.

1.6                                 Commercial POS Plan Members are Medical Group Members enrolled in the PacifiCare Commercial POS Plan.

1.7                                 POS Plan Premium is the sum of the In-Network Premium and the Out-of-Network Premium, as defined below:

1.7.1                        In-Network Premium is the Commercial Plan Premium, as defined in Product Attachment B, billed or accounted for by PacifiCare for coverage of In-Network Services under the PacifiCare Commercial POS Plan.

1.7.2                        Out-of-Network Premium is the Commercial Plan Premium, as defined in Product Attachment A, billed or accounted for by PacifiCare (or an insurance company or self-insured employer which has assumed the risk for the Out-of-Network Services), for coverage of Out-of-Network Services under the PacifiCare Commercial POS Plan.

ARTICLE 2
DUTIES OF MEDICAL GROUP

2.1                                 Covered Services.  Medical Group and its Participating Providers shall provide or arrange Covered Services to Commercial POS Plan Members under same terms and conditions as Commercial Plan Members.

2.2                                 Reciprocity: Reimbursement for Out-of-Network Services.  If any of Medical Group’s Participating Providers provides Out-of-Network Services to a Commercial POS Plan Member, such Medical Group Participating Provider shall bill PacifiCare or the payor responsible for payment for Out-of-Network Services for such services and agrees to accept full payment at the Cost of Care. Neither Medical Group nor its Participating Providers shall encourage Members to receive Covered Services from non- Participating Providers. Medical Group shall include the requirements of this Section in all subcontracts with its Participating Providers.

ARTICLE 3
COMPENSATION

3.1                                 Capitation Payments for Commercial POS Plan Members.  For Commercial POS Plan Members, PacifiCare will pay Medical Group *** of the Capitation Payment for Commercial Plan Members, subject to the adjustments set forth in Article 5 of the Base Agreement and the adjustments set forth below in this Section. Capitation Payments for Commercial POS Plan Members will be based on a percentage of the In-Network Premium only. The payment described in this Section is payment in full for In-Network Services, except for Copayments, coordination of benefits, third party recoveries and payments under the PacifiCare POS Control Program set forth below.

3.1.1                        Premium Adjustments.  The Commercial Plan Premium and benefits may be amended for each Subscriber Agreement upon the annual renewal date of each Subscriber Agreement at the sole discretion of PacifiCare.

3.1.2                        Adjustment for ISL Premium.  In calculating Capitation Payments due to the Medical Group for Commercial POS Plan Members, PacifiCare shall deduct eighty percent (80%) of the ISL Premium amount set forth in Section 3.2 of Product Attachment A from the amounts otherwise due to Medical Group, unless PacifiCare has approved of Medical Group’s opt out of PacifiCare’s ISL Program.

3.2                                 Commercial POS Control Program.  PacifiCare shall establish and administer an annual Control Program for the PacifiCare Commercial Point-of-Service Plan (“Commercial POS Control Program”). The Commercial POS Control Program is designed to provide an incentive for the efficient and effective use of In-Network Hospital Services and to control Out-of-Network Services, and shall be calculated in accordance with the following provisions.

3.2.1                        Definitions.  The following terms shall have the meaning attributed below for purposes of the Commercial POS Control Program.

(i)                                     POS Plan Budget shall equal the CHIP Budget plus the POS Medical Capitation Withhold of twenty percent (20%) plus fifty percent (50%) of Out-of-Network Premium, less PacifiCare POS Control Program Reinsurance Premium, if any.

(ii)                                  POS Plan Costs shall mean the following:

(a)          Claims paid for In-Network Hospital Services incurred during the current period, calculated at the actual amount paid: plus,

(b)         Claims paid for Out-of-Network Services incurred during the current period, calculated at the actual amount paid; plus,

(c)          Claims paid for In-Network Hospital Services and Out-of-Network Services incurred but not included in prior period Commercial POS Control Program calculations, calculated at the actual amount paid; minus,

(d)         Any and all amounts received from third party liability and coordination of benefit recoveries for In-Network Hospital Services and Out-of-Network Services that are received during the period of calculation.

(iii)                               Budget Surplus.  The amount, if any, by which the POS Plan Budget exceeds the POS Plan Costs for any calendar year.

(iv)                              Budget Deficit.  The amount, if any, by which the POS Plan Costs exceeds the POS Plan Budget for any calendar year.

(v)                                 Capitation Restoration Amount.  The difference between (a) the amount Medical Group would have received if Medical Group’s Capitation Payments for Commercial POS Plan Members had been determined by multiplying the percentage set forth in Section 3.1 of Product

Attachment A by the In-Network Premium and (b) the actual capitation paid to Medical Group for Commercial POS Plan Members for the relevant contract year.

3.2.2                        POS Control Program Reinsurance.  Unless PacifiCare has approved of Medical Group’s opt out of POS reinsurance (“POS Control Program Reinsurance”), PacifiCare shall provide reinsurance (the “Commercial POS Control Program Reinsurance”) in order to provide protection for the Commercial POS Plan Budget when Cost of Care for POS In-Network Hospital Services and Out-of-Network Medical Group and Hospital Services (“Out-of-Network Services”) exceeds a specified dollar amount per Medical Group Member per calendar year (the “Commercial POS Control Program Reinsurance Deductible”). Costs for In-Network Hospital Services and Out-of-Network Services that exceed the Commercial POS Control Program Reinsurance Deductible shall be considered an expense against the Commercial POS Plan Budget, of which surpluses and deficits are shared between PacifiCare and Medical Group as noted below.

3.2.3                        Reinsurance Program.  Claims under the POS Control Program Reinsurance shall be valued at one thousand five hundred dollars ($1,500) per acute inpatient day, four hundred dollars ($400) per skilled nursing facility day, and zero dollars ($0) for all other claims. The Reinsurance Deductible and Reinsurance Premium for the Commercial POS Plan shall initially be:

(i)                                     Reinsurance Deductible shall be [WORD] ($       ) per Commercial Plan Member per calendar year.

(ii)                                  In-Network Reinsurance Premium shall be [WORD] percent (      %) of the Commercial Plan Reinsurance Premium amount set forth in Section 3.3.1 of Product Attachment A.

(iii)                               Out-of-Network Reinsurance Premium shall be [WORD] percent (       %) of the Commercial Plan Reinsurance Premium amount set forth in Section 3.3.1 of Product Attachment A.

If PacifiCare has approved of Medical Group’s opt out of the Reinsurance Program, the above amounts and percentages will reflect “zero.” In such event, Medical Group shall be required to obtain reinsurance coverage from a third-party insurance carrier in accordance with Section 5.6.5 of the Base Agreement.

3.2.4                        Documentation.  PacifiCare shall provide Medical Group with a list of In-Network Hospital Services claim payments and Out-of-Network claim payments in support of computation and accuracy of POS Plan Costs, third party liability and coordination of benefit recoveries, assumptions and data supporting the POS Plan Budget, the Budget Surplus, and the Budget Deficit

and the Capitation Restoration Amount.

3.2.5                        Budget Surplus Reconciliation.  Medical Group shall receive one hundred percent (100%) of the Budget Surplus, until such time as Medical Group has received the applicable Capitation Restoration Amount.  If the Budget Surplus exceeds the Capitation Restoration Amount, then PacifiCare and Medical Group shall each be entitled to fifty percent (50%) of the remaining Budget Surplus.

3.2.6                        Budget Deficit Reconciliation.  In the event of a Budget Deficit, Medical Group shall not be responsible for making any payments under the PacifiCare POS Control Program. However, fifty percent (50%) of the Budget Deficit amount shall be considered a Medical Group obligation for purposes of offsetting surpluses under other incentive programs under the Agreement.

3.3                                 Adjustment of Rates.  Capitation Payments for Commercial POS Plan Members and the POS Plan Budget may be prospectively adjusted on an annual basis to reflect actual experience under the Commercial POS Plan; provided, however, that in no event shall the amount of any increase or decrease to such Capitation Payments be greater than ten (10) percentage points in any given year.

IN WITNESS WHEREOF, the parties hereto have executed this Product Attachment B.

PACIFICARE OF CALIFORNIA

By:	/s/ Brian Jeffrey
Brian Jeffrey
Title:	Vice President, Network Management
Date:	2/26/2002

GATEWAY PHYSICIANS MEDICAL ASSOCIATES

By:	/s/ Mike Olson
Mike Olson
Title:	Contracting / Network Development Director
Date:	February 26, 2002

PRODUCT ATTACHMENT C

SECURE HORIZONS HEALTH PLAN

This Product Attachment C, along with the Base Agreement, sets forth the terms and conditions which are applicable to the Secure Horizons Health Plan, as defined below.

ARTICLE 1
DEFINITIONS

The following terms Shall have the meaning attributed below for purposes of the Secure Horizons Health Plan, as described in this Product Attachment C. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Base Agreement.

1.1                                 CMS is the Centers for Medicare and Medicaid Services, an administrative agency of the United States Government, responsible for administering the Medicare program.

1.2                                 CMS Agreement is the Medicare - Choice contract between PacifiCare and CMS.

1.3                                 Medicare is the Hospital Insurance Plan (Part A) and the Supplementary Medical Insurance Plan (Part B) provided under Title XVIII of the Social Security Act, as amended.

1.4                                 Monthly CMS Payment is the revenue received by PacifiCare each month from CMS, as determined by CMS, for providing Covered Services to Secure Horizons Members.

1.5                                 Secure Horizons Health Plan is the prepaid health plan operated by PacifiCare pursuant to the CMS Agreement which provides Covered Services to individuals (including retirees) eligible to receive Medicare benefits.

1.6                                 Secure Horizons Members are Medical Group Members enrolled in the Secure Horizons Health Plan.

1.7                                 Secure Horizons Revenue is the Monthly CMS Payment for Medical Group Members enrolled in the Secure Horizons Health Plan, less payments for broker and agent commissions/compensation (when applicable), premium taxes and amounts used to fund the Market Specific Benefit Program (as defined below).

ARTICLE 2
DUTIES OF MEDICAL GROUP

2.1                                 Compliance with CMS Agreement and Federal Medicare Law.  Medical Group shall comply with all requirements in the CMS Agreement which are applicable to Medical Group as a subcontractor of PacifiCare as a result of this Agreement. Without limiting the foregoing. Medical Group shall ensure that all provisions of the CMS Agreement which are applicable to Medical Group’s Participating Providers as a subcontractor of PacifiCare are included in Medical Group’s subcontracts with its Participating Providers. A copy of the CMS Agreement shall be made available to Medical Group concurrent with the execution of this Agreement. Medical Group and its Participating Providers shall comply with Title XVIII of the Social Security Act and the regulations adopted thereunder by CMS for the Medicare program.

2.2                                 Medicare Participation Standards.  Medical Group shall require that all of its Participating Providers who provide services to Secure Horizons Members meet the standards for participation and all applicable requirements for providers of health care services under the Medicare program. In addition, Medical Group shall require that all facilities and offices utilized by Medical Group and its Participating Providers to provide or arrange Covered Services to Secure Horizons Members shall comply with facility standards established by CMS.

2.3                                 Specific Provisions Pertaining to Benefits, Coverage and Beneficiary Protections.  Without limiting any of Medical Group’s other obligations under this Agreement, Medical Group specifically agrees to comply with the following policies and procedures:

(i)                                     PacifiCare’s policies pertaining to the collection of Copayments which prohibit the collection of Copayments for routine injections, routine immunizations, flu immunizations, and the administration of pneumococcal/pneumonia vaccine.

(ii)                                  PacifiCare’s policies pertaining to pre-certification which provide that Secure Horizons Members may directly access a provider for mammography and influenza vaccinations and women’s health specialists for routine and preventative health care.

(iii)                               PacifiCare’s policies pertaining to complex and serious conditions which provide for procedures to identify, assess and establish treatment plans for persons with complex or serious medical conditions.

(iv)                              PacifiCare’s policies pertaining to enrollment and assessment of new Secure Horizons Members including requirements to conduct a health assessment of all new Secure Horizons Members within ninety (90) days of the effective date of their enrollment.

2.4                                 Confidentiality of Medical Records.  Medical Group shall establish and maintain procedures and controls so that no information contained in its records or obtained from CMS or from others in carrying out the terms of this Agreement shall be used by or disclosed by it, its agents, officers, or employees except as provided in Section 1106 of the Social Security Act, as amended, and regulations prescribed thereunder.

2.5                                 Submission of Data.  Medical Group shall cooperate with PacifiCare in submitting to the Secretary of Health and Human Services statistical data pertaining to Covered Services provided by Medical Group, enrollment and disenrollment data and any other reports the Secretary may reasonably require to carry out its functions under the Medicare + Choice program.

2.6                                 Advance Directives.  Medical Group shall document all Secure Horizons Member patient records with respect to the existence of an Advance Directive in compliance with the Patient Self-Determination Act (Section 4751 of the Omnibus Reconciliation Act of 1990), as amended, and other appropriate laws. For purposes of this Agreement, an Advance Directive is a Member’s written instructions, recognized under State law, relating to the provision of health care when the Member is not competent to make health care decisions as determined under State law. Examples of Advance Directives are living wills and durable powers of attorney for health care.

2.7                                 Non-Discrimination.  Medical Group understands that CMS requires compliance with the provisions of this Section as a condition for participation in the Secure Horizons Health Plan. Medical Group and its Participating Providers shall not unlawfully discriminate against any of their employees or applicants for employment or against any Members on the basis of race, color, creed, national origin, ancestry, religion, sex, marital status, age (except as provided by law), sexual orientation, gender identity, or physical or mental handicap, including HIV status. Medical Group and its Participating Providers shall ensure that the evaluation and treatment of their employees and applicants for employment and of Members are free of such discrimination. Medical Group and its Participating Providers shall comply with Title VI of the Civil Rights Act of 1964, as amended (42 U.S.C. Section 2000d et. seq.), Section 504 of the Rehabilitation Act of 1973, as amended (29 U.S.C. Section 794) and the regulations thereunder, Title IX of the Education Amendments of 1972, as amended (20 U.S.C. Section 1681 et. seq.), the Age Discrimination Act of 1975, as amended (42 U.S.C. Section 6101 et. seq.), Section 654 of the Omnibus Budget Reconciliation Act of 1981, as amended (42 U.S.C. Section 9849), the Americans With Disabilities Act (P.L. 101-365) and all implementing regulations, guidelines and standards as are now or may be lawfully adopted under the above statutes.

2.8                                 Termination of CMS Agreement.  In the event the CMS Agreement is terminated or not renewed, the provisions of this Agreement relating to the Secure Horizons Health Plan stall automatically terminate unless otherwise agreed by CMS and PacifiCare.

ARTICLE 3
COMPENSATION

3.1                                 Capitation Payments for Secure Horizons Members.  Capitation Payments for Secure Horizons Members shall be *** of the Secure Horizons Revenue per Secure Horizons Member per month, plus Zero Dollars ($0.00) for each Secure Horizons Member for whom PacifiCare has received a monthly member premium, subject to the adjustments set forth in Article 5 of the Base Agreement and the adjustments set forth below in this Section.

3.1.1                        Adjustment for ISL Premium.  In calculating Capitation Payments due to Medical Group, PacifiCare shall deduct the ISL Premium amount set forth herein from the amounts otherwise due to Medical Group, unless PacifiCare has approved of Medical Group’s opting out of PacifiCare’s ISL Program.

3.2                                 ISL Program.  The ISL Deductible, ISL Premium and ISL Coinsurance for the Secure Horizons Plan shall initially be:

(i)                                     ISL Deductible shall be Zero Dollars ($0) per Secure Horizons Member per calendar year.

(ii)                                  ISL Premium shall be Zero percent (0%) of the Secure Horizons Revenue.

(iii)                               ISL Coinsurance shall be Zero percent (0%) of the Cost of Care in excess of the ISL Deductible.

If PacifiCare has approved of Medical Group’s opt out of the ISL Program, the above amounts and percentages will reflect “zero.” In such event, Medical Group shall be required to obtain ISL coverage from a third-party insurance carrier in accordance with Section 5.6.5 of the Base Agreement.

3.3                                 Secure Horizons Hospital Incentive Program.  PacifiCare shall establish and administer an annual Hospital Incentive Program for the Secure Horizons Health Plan (the “SHIP”). The SHIP is designed to provide an incentive for the efficient and effective use of Hospital Services, and shall be calculated utilizing the terms defined below.

3.3.l                           Reinsurance Program.  Claims under the Reinsurance Program shall be valued at the Cost of Care as defined in this Agreement. The Reinsurance Deductible, Reinsurance Premium and Reinsurance Coinsurance for the Secure Horizons Plan shall initially be:

(i)                                     Reinsurance Deductible shall be [WORD] ($      ) per Secure Horizons Member per calendar year.

(ii)                                  Reinsurance Premium shall be [WORD] percent (       %) of the Secure Horizons Revenue.

(iii)                               Reinsurance Coinsurance shall be fifty percent (50%) of the Cost of Care for amounts in excess of the Reinsurance Deductible but less than two hundred fifty thousand dollars ($250,000) and twenty percent (20%) of the Cost of Care for amounts in excess of two hundred fifty thousand dollars ($250,000).

3.3.2                        SHIP Budget.  The SHIP Budget for Secure Horizons Members shall be *** of the Secure Horizons Revenue per Secure Horizons

Member per Month, subject to the adjustments set forth in Article 5 of the Base Agreement and further specified below, less PacifiCare Secure Horizons Plan Reinsurance Premium, if any

3.3.3                        SHIP Expense.  SHIP Expense shall be equal to the sum of the following:

(i)                                     Inpatient costs for Hospital Services rendered to Secure Horizons Members by Participating Providers valued at the actual costs incurred by PacifiCare; plus,

(ii)                                  Other Hospital Services rendered to Secure Horizons Members by Participating Providers other than inpatient services, valued at actual costs incurred by PacifiCare; plus,

(iii)                               The actual amount paid for Hospital Services, which are rendered by non- Participating Providers; minus,

(iv)                              Amounts paid by PacifiCare under the Reinsurance Program, if any; minus,

(v)                                 Any and all amounts received from third parties for Hospital Services provided to Secure Horizons Members through coordination of benefits, work-related accidents or injuries, stop-loss and reinsurance payments and Medical Group Member Copayments.

3.3.4                        SHIP Surplus.  In the event the SHIP Expense is less than the SHIP Budget, the surplus shall be allocated as follows:

*** to Medical Group

*** to PacifiCare

3.3.5                        SHIP Deficit.  In the event the SHIP Expense is greater than the SHIP Budget, the deficit shall be allocated as follows:

*** to Medical Group

*** to PacifiCare

Medical Group’s share of the SHIP Deficit shall be limited to Six Dollars ($6.00) per Member per Month.

3.3.6                        Settlements and Reconciliation.  Interim settlements and the final settlement and reconciliation of the SHIP shall be performed by PacifiCare as provided in Article 5 of the Base Agreement.

3.4                                 Market-Specific Benefit Program.  PacifiCare may establish, at its sole discretion, an annual Market-Specific Benefit Program (the “MSBP”). The MSBP is designed to provide an incentive to control costs for certain additional benefits (the “MSBP Benefits”) offered to Secure Horizons Members, as defined in the applicable Subscriber Agreement, for the purpose of enhancing the marketability of the Secure Horizons Health Plan. The MSBP may include the following additional benefits and may be amended from time to time by PacifiCare to reflect changes in the benefits:

Dental Benefits
Immunosuppressive Drugs
Outpatient Pharmacy Benefits
Respite Care

PacifiCare shall retain seven percent (7%) of the Monthly CMS Payment (the “MSBP Budget”) and add to it Sixty – Four Cents ($0.64) per Secure Horizons Plan Member per month, which amount is established as a credit for rebates received from pharmaceutical manufacturers. This credit may or may not reflect the total pharmaceutical manufacturer rebate revenues received by PacifiCare for purposes of funding and administering the MSBP. The MSBP shall be calculated as follows:

3.4.1                        MSBP Benefits shall be the additional benefits listed above in this Section and made available under the Secure Horizons Health Plan as defined in the applicable Subscriber Agreement.

3.4.2                        MSBP Expense shall equal the expense incurred for the provision of MSBP Benefits during the applicable period.

3.4.3                        MSBP Surplus. In the event the MSBP Expense is less than the MSBP Budget, zero percent (0%) of the surplus shall be allocated to Medical Group.

3.4.4                        MSBP Deficit. In the event the MSBP Expense is greater than the MSBP Budget, zero percent (0%) of the deficit shall be allocated to Medical Group.

3.4.5                        Settlements. The calculations in this Section and settlements shall be performed in accordance with the procedures specified in Article 5 of the Base Agreement.

3.5                                 Collection of Charges From Third Parties When Medicare Is Not the Primary Payor.  Medical Group shall accept Capitation Payments from PacifiCare as payment in full for Covered Services provided to Secure Horizons Members; provided, however, when Medicare is not the primary payor for Covered Services, such as when the Secure Horizons Member is entitled to payment from another third party or for payment for a workers’ compensation claim, or from other primary insurance coverage maintained by Secure Horizons Member, Medical Group shall make no demand upon PacifiCare for reimbursement under the Individual Stop-Loss Program until all primary sources of payment have been pursued and it is determined that full payment cannot be obtained within ten (10) months from the date of the provision of Covered Services.

IN WITNESS WHEREOF, the parties hereto have executed this Product Attachment C.

PACIFICARE OF CALIFORNIA

By:	/s/ Brian Jeffrey
Brian Jeffrey
Title:	Vice President, Network Management
Date:	2/26/2002

GATEWAY PHYSICIANS MEDICAL ASSOCIATES

By:	/s/ Mike Olson
Mike Olson
Title:	Contracting / Network Development Director
Date:	February 26, 2002

PACIFICARE OF CALIFORNIA

MEDICAL GROUP/IPA SERVICES AGREEMENT
(PROFESSIONAL CAPITATION)

EXHIBIT 5

DIVISION OF FINANCIAL RESPONSIBILITY

(This Exhibit 5 is an integral part of this Agreement)

The following matrix outlines the division of financial responsibility between PacifiCare, Medical Group and the Hospital Incentive Program, the intent being to clarify Covered Services categories in order to provide for accurate administration. The matrix serves as a model under which broad Covered Service categories suggest the appropriate financial responsibility for Covered Services not specifically listed. The applicable Subscriber Agreement and Evidence of Coverage should be consulted for an accurate and complete description of Covered Services and the Provider Manual for administrative clarification. Member benefit information should be verified prior to the provision of services.

Division of Financial Responsibility

KEY: M = Opt-out to Medicare benefit for Hospice

Service Description	Medical Group	Hospital Incentive Program	PacifiCare
Allergy - Serum - OP	***	***	***
Allergy - Testing & Tx - OP - Prof	***	***	***
Ambulance (Air and Ground) - OP	***	***	***
Amniocentesis - OP - Fac & Prof	***	***	***
Anesthesiology - IP & OP - Prof	***	***	***
Autologous Blood Services - OP - Fac & Prof	***	***	***
Biofeedback (Medically Necessary) - OP	***	***	***
Chemical Dependency (Detox) - IP & OP - Fac	***	***	***
Chemical Dependency (Detox) - IP & OP - Prof	***	***	***
Chemical Dependency (Rehab) - IP - Fac - CO	***	***	***
Chemical Dependency (Rehab) - IP - Fac - SH	***	***	***
Chemical Dependency (Rehab) - IP - Prof - CO	***	***	***
Chemical Dependency (Rehab) - IP - Prof - SH	***	***	***
Chemical Dependency (Rehab) - OP - Fac - CO	***	***	***
Chemical Dependency (Rehab) - OP - Fac - SH	***	***	***
Chemical Dependency (Rehab) - OP - Prof- CO	***	***	***
Chemical Dependency (Rehab) - OP - Prof - SH	***	***	***
Chemotherapy (Including Chemotherapy Drugs - Inject/Oral) - OP - Fac & Prof	***	***	***

*** All references to the division of financial responsibility have been deleted.

Service Description	Medical Group	Hospital Incentive Program	PacifiCare
Chemotherapy - IP - Prof	***	***	***
Chiropractic - Medical - OP - Fac & Prof	***	***	***
Chiropractic - Supplemental - OP - Fac & Prof	***	***	***
Circumcision - OP - Fac & Prof	***	***	***
Diagnostic Tests - OP - Fac & Prof	***	***	***
DME - IP	***	***	***
DME, Ostomy/Colostomy Supplies, Prosthetics/Orthotics - OP	***	***	***
Emergency Room - OP - Fac	***	***	***
Emergency Room - OP - E.R. Phys.	***	***	***
Endoscopic Studies - LP - Prof	***	***	***
Endoscopic Studies - OP - Fac	***	***	***
Endoscopic Studies - OP - Prof	***	***	***
Family Planning - Abortions - OP - Fac	***	***	***
Family Planning -Abortions - OP - Prof	***	***	***
Family Planning - Contraceptive Devices - Insertion - OP - Prof	***	***	***
Family Planning - Contraceptive Devices - Non-Rx (eg. Norplant/IUD) - OP	***	***	***
Family Planning - Contraceptive Devices - Prescription - OP	***	***	***
Family Planning - GIFT/ZIFT/IVF - OP - Fac & Prof	***	***	***
Family Planning - Infertility Procedures - OP - Fac	***	***	***
Family Planning - Infertility Procedures - OP - Prof	***	***	***
Family Planning - Infertility Testing - OP - Prof	***	***	***
Family Planning - Sterilization - IP & OP - Prof	***	***	***
Family Planning - Sterilization - IP - Fac	***	***	***
Family Planning - Sterilization - OP - Fac	***	***	***
Fetal Monitoring - OP - Fac & Prof	***	***	***
Health Education - OP	***	***	***
Health Eval/Physical	***	***	***
Hearing Aids/Molds - OP	***	***	***
Hearing Screening (Audiologic Evaluation) - OP	***	***	***
Hemodialysis / Dialysis - IP & OP - Prof	***	***	***
Hemodialysis / Dialysis - OP - Fac (including all drugs)	***	***	***
Home Health Care / Homebound Infusion Therapy - OP - Prof	***	***	***
Hosp Based Phys Interpretative Serv Incl Radiology & Pathology - IP & OP - Prof	***	***	***
Hospice Services (Medicare) - IP - Fac & Prof - SH	***	***	***
Hospice Services - Prof - CO	***	***	***
Hospitalization Services - IP - Fac	***	***	***
Immunizations & Inoculations (Medically Necessary) - OP	***	***	***
Infusion therapy - OP	***	***	***
Injectables - Not Part of Outpatient Pharmacy Benefits - OP	***	***	***
Laboratory/Pathology (Diagnostic Only) - OP - Fac	***	***	***
Laboratory/Pathology (Diagnostic Only) - OP - Prof	***	***	***
Laboratory/Pathology - LP - Fac	***	***	***
Lithotripsy - OP - Fac	***	***	***
Lithotripsy - OP - Prof	***	***	***
Med/Surg Supplies (casts, splints, bandages) - Office - OP	***	***	***
Medication - Prescription - OP	***	***	***
Mental Health (Crisis Intervention) - OP - Prof - CO	***	***	***
MENTAL HEALTH: AB88 Benefits (Mental Health Party applies to CO only)	***	***	***

*** All references to the division of financial responsibility have been deleted.

Service Description	Medical Group	Hospital Incentive Program	PacifiCare
Mental Health - IP & OP - Fac - CO	***	***	***
Mental Health - IP & OP - Prof - CO	***	***	***
MENTAL HEALTH: Secure Horizons and Commercial (non AB88 Benefits)	***	***	***
Mental Health - IP and OP - Fac - CO	***	***	***
Mental Health - IP and OP - Fac - SH	***	***	***
Mental Health - IP and OP - Prof - CO	***	***	***
Mental Health - IP and OP - Prof - SH	***	***	***
Observation Room - OP - Fac	***	***	***
Oral Surgery / Dental Services - Accident & Injury Only - OP - Fac	***	***	***
Oral Surgery / Dental Services - Accident & Injury Only - OP - Prof	***	***	***
Out of Area - IP & OP - Fac	***	***	***
Out of Area - IP & OP - Prof	***	***	***
Outpatient Surgery - OP - Fac	***	***	***
Outpatient Surgery - OP - Prof	***	***	***
Physician Services (All Professional Services) - IP & OP - Prof	***	***	***
Prosthetics - Surgical Implants - OP	***	***	***
Radiation Therapy - IP & OP - Prof	***	***	***
Radiation Therapy - OP - Fac and/ or freestanding facility	***	***	***
Radiology (Diagnostic Only) - OP - Fac	***	***	***
Radiology (Diagnostic Only) - OP - Prof	***	***	***
Radiology - LP - Fac	***	***	***
Reconstructive Surgery - IP & OP - Prof	***	***	***
Reconstructive Surgery - OP - Fac	***	***	***
Rehabilitation - Cardiac/OT/PT/RT/ST - OP - Fac	***	***	***
Rehabilitation - Cardiac/OT/PT/RT/ST - OP - Prof	***	***	***
Skilled Nursing Facility - IP - Fac	***	***	***
Sleep Studies - OP	***	***	***
TMJ - Evaluation (excludes dental exams/treatment) - OP - Prof	***	***	***
Transfusions - OP - Fac	***	***	***
Transplants - IP - Fac	***	***	***
Transplants - IP - Prof	***	***	***
Urgent Care - OP - Fac & Prof	***	***	***
Vision - Medical Treatment - OP - Prof	***	***	***
Vision - Refraction for Contact Lenses/Frames - OP - Prof	***	***	***
Vision Care Materials - Contact Lenses/Frames (non-cataract) - OP - CO	***	***	***
Vision Care Materials - Contact Lenses/Frames (non-cataract) - OP - SH	***	***	***

*** All references to the division of financial responsibility have been deleted.